UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2006

SAFETY PRODUCTS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-127781	34-2051198
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 425, Oak Brook, IL  60523

(Address of principal executive offices) (Zip Code)

(630) 572-5715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Result of Operations and Financial Condition.

On March 22, 2006, Safety Products Holdings, Inc. issued a press release announcing operating results for the year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated March 22, 2006, announcing operating results for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAFETY PRODUCTS HOLDINGS, INC.

Date: March 22, 2006	By:	/s/ David F. Myers, Jr.
David F. Myers, Jr.
Executive Vice President, Chief Financial Officer, Secretary and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 22, 2006, announcing operating results for the year ended December 31, 2005.